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                                                                   EXHIBIT 10.7


                          FINANCIAL ADVISORY AGREEMENT

         This Financial Advisory Agreement (this "Agreement") is made and entered into effective as of July 26, 1999, among Kevco, Inc., a Texas corporation ("Kevco" and, together with its subsidiaries, the "Clients"), and Wingate Management Limited, L.L.C., a Delaware limited liability company (together with its successors, "WML").

         WHEREAS, the Clients have requested that WML render financial advisory, investment banking, and other similar services to them in respect of any future proposals for a tender offer, acquisition, sale, merger, exchange offer, recapitalization, restructuring, or other similar transaction directly or indirectly involving the Clients or any of their respective subsidiaries, and any other person (collectively, "Extraordinary Transactions").

         NOW, THEREFORE, in consideration of the services rendered and to be rendered by WML to the Clients, and to evidence the obligations of the Clients to WML and the mutual covenants herein contained, the Clients hereby jointly and severally agree as follows:

         1. Retention. Each of the Clients acknowledges that it has retained WML as its non-exclusive financial advisor in connection with any Extraordinary Transaction that may be consummated during the term of this Agreement. WML shall provide such financial advisory, investment banking, and other similar services in connection with any such Extraordinary Transaction as may be requested from time to time by the board of directors of Kevco.

         2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the fifth anniversary of the delivery of a notice of termination of this Agreement by either party hereof or (ii) the date on which WML, Wingate Partners II, L.P., Armbuck & Co., H C Crown Corp. and their respective affiliates (the "Initial Purchasers") cease in the aggregate to own beneficially, directly or indirectly, five percent of the outstanding securities of Kevco or its successors.

         3. Compensation. As compensation for WML's financial advisory, investment banking, and other similar services rendered in connection with any Extraordinary Transaction pursuant to Section 1, the applicable Client shall pay to WML, at the closing of any such Extraordinary Transaction, (i) a cash fee in the amount of 1.5% of the Transaction Value of such Extraordinary Transaction if WML originates the Extraordinary Transaction and no fee or commission is payable by the applicable Client to any other financial advisor or investment banking firm in respect of the origination of such Extraordinary Transaction, or (ii) a cash fee in the amount of 1.0% of the Transaction Value of such Extraordinary Transaction if WML does not originate such Extraordinary Transaction but serves as the principal financial advisor to the applicable Client in respect of the Extraordinary Transaction. "Transaction Value" means the total value of the Extraordinary Transaction, including, the aggregate amount of the funds required to complete the Extraordinary Transaction (excluding any fees payable pursuant to this Section 3(a)) including the amount of any indebtedness, preferred stock, or similar items assumed (or remaining outstanding).

         4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3, the applicable Client or Clients shall reimburse WML, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including fees and disbursements of counsel) incurred by WML in connection with the performance by it of the services contemplated by
Section 1.



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         5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of WML, its affiliates, and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents, and employees (collectively, the "Indemnified Persons") from and against any and all claims, liabilities, losses, damages, and expenses incurred by any Indemnified Person (including those resulting from the negligence of the Indemnified Person and fees and disbursements of the respective Indemnified Person's counsel) which (i) are related to or arise out of (A) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by any Client or (B) actions taken or omitted to be taken by an Indemnified Person with any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (ii) are otherwise related to or arise out of WML's engagement, and will reimburse each Indemnified Person for all costs and expenses, including fees of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry, or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with WML's acting pursuant to the engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages, or expenses pursuant to clause (ii) of the preceding sentence that have resulted primarily from WML's bad faith, gross negligence, or willful misconduct. The Clients also agree that neither WML nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages, or expenses incurred by any Client that have resulted primarily from WML's bad faith, gross negligence, or willful misconduct. Each Client further agrees that it will not, without the prior written consent of WML, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit, or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit, or proceeding) unless such settlement, compromise, or consent includes an unconditional release of WML and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit, or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES, OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT, OR CONCURRENT ORDINARY NEGLIGENCE OF WML OR ANY OTHER INDEMNIFIED PERSON.

         The foregoing right to indemnity shall be in addition to any rights that WML and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each Client hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against WML or any other Indemnified Person.

         It is understood that, in connection with WML's engagement, WML may also be engaged to act for any Client in one or more additional capacities, and that the terms of this engagement or any such additional engagement may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagement(s).





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         Each Client further understands that if WML is asked to furnish any
Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

         6. Confidential Information. In connection with the performance of the services hereunder, WML shall not divulge any confidential information, secret processes, or trade secrets disclosed by any Client to it solely in its capacity as a financial advisor, unless the applicable Client consents to the divulging thereof or such information, secret processes, or trade secrets are publicly available or otherwise available to WML without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

         7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

         8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned (other than in respect of the rights and obligations of WML, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         10. Entire Agreement. All discussions, understandings, and agreements theretofore made between any of the parties hereto in respect of the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the agreement of the parties hereto.

         11. Construction. Unless the context otherwise requires, (i) all references to Sections contained in this Agreement are references to Sections of this Agreement, (ii) words in the singular shall include the plural and vice versa, (iii) words of any gender shall include each other gender, (iv) "include," "including," and their derivatives shall mean "including without limitation"; and (v) "person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated association, or other form of business or legal entity.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                  WINGATE MANAGEMENT LIMITED, L.L.C.


                                  By: /s/ FREDERICK B. HEGI, JR.
                                     ------------------------------------
                                  Name:   Frederick B. Hegi, Jr.
                                       ----------------------------------
                                  Title:  Manager
                                        ---------------------------------


                                  KEVCO, INC.


                                  By: /s/ JERRY E. KIMMEL
                                     ------------------------------------
                                  Name:   Jerry E. Kimmel
                                       ----------------------------------
                                  Title:  President
                                        ---------------------------------


                                  KEVCO MANAGEMENT, INC.


                                  By: /s/ JERRY E. KIMMEL
                                     ------------------------------------
                                  Name:   Jerry E. Kimmel
                                       ----------------------------------
                                  Title:  President
                                        ---------------------------------


                                  KEVCO HOLDINGS, INC.


                                  By: /s/ JERRY E. KIMMEL
                                     ------------------------------------
                                  Name:   Jerry E. Kimmel
                                       ----------------------------------
                                  Title:  President
                                        ---------------------------------


                                  KEVCO GP, INC.


                                  By: /s/ JERRY E. KIMMEL
                                     ------------------------------------
                                  Name:   Jerry E. Kimmel
                                       ----------------------------------
                                  Title:  President
                                        ---------------------------------


                                  KEVCO COMPONENTS, INC.


                                  By: /s/ JERRY E. KIMMEL
                                     ------------------------------------
                                  Name:   Jerry E. Kimmel
                                       ----------------------------------
                                  Title:  President
                                        ---------------------------------



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                                  DCM DELAWARE, INC.



                                  By: /s/ JERRY E. KIMMEL
                                     ------------------------------------
                                  Name:   Jerry E. Kimmel
                                       ----------------------------------
                                  Title:  President
                                        ---------------------------------



                                  KEVCO MANUFACTURING, L.P.

                                  By:      Kevco GP, Inc.,
                                           its General Partner



                                  By: /s/ JERRY E. KIMMEL
                                     ------------------------------------
                                  Name:   Jerry E. Kimmel
                                       ----------------------------------
                                  Title:  President
                                        ---------------------------------



                                  KEVCO DISTRIBUTION, L.P.

                                  By:      Kevco GP, Inc.,
                                           its General Partner



                                  By: /s/ JERRY E. KIMMEL
                                     ------------------------------------
                                  Name:   Jerry E. Kimmel
                                       ----------------------------------
                                  Title:  President
                                        ---------------------------------



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